SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ______________________________

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of report (date of earliest event reported): January 27, 2003




                        FINANCIAL INDUSTRIES CORPORATION
               (Exact name of Registrant as specified in charter)




          Texas                         0-4690                  74-2126975
(State or other jurisdiction     (Commission file number)    (I.R.S. employer
 of incorporation)                                           identification no.)





                      6500 River Place Blvd., Building One
                               Austin, Texas 78730
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (512) 404-5000



                         ______________________________





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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (c) Exhibits

          The following exhibit is included with this Report:

          Exhibit 99 Press release dated January 27, 2003 issued by Financial Industries Corporation


Item 9.  REGULATION FD DISCLOSURE

On January 27, 2003, Financial Industries Corporation ("Registrant") issued a press release announcing that it has retained Salomon Smith Barney ("SSB") to explore strategic alternatives for the Registrant.

The company has directed Salomon to review a number of alternatives including continuing the business plan of the new management, consideration of the Pillar proposal, the sale, merger, or consolidation of the company, and any other alternatives that Salomon believes should be considered.

A copy of the press release is filed as an exhibit to this report and is incorporated herein by reference.

NOTE: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by regulation FD.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FINANCIAL INDUSTRIES CORPORATION



                                        Date: January 27, 2003

                                        By:     /s/ Eugene E. Payne
                                            ___________________________________
                                            Eugene E. Payne
                                            Chief Executive Officer





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                                   Exhibit 99

     (BW)  (Financial   Industries   Corporation)  (FNIN)  Financial  Industries
Corporation Announces Retention of Financial Advisor

AUSTIN, Texas - (BUSINESS WIRE) - January 27, 2003 - Financial Industries Corporation (Nasdaq: FNIN) today announced that the Company has retained Salomon Smith Barney Inc. to explore a broad range of strategic alternatives aimed at maximizing shareholder value. The evaluation is currently on-going and the final report is expected by mid-February.

On December 13, 2002, all twelve members of the Company's Board unanimously approved the appointment of a Special Committee to review indications of interest in the purchase of the Company. On January 6, 2003, the Board unanimously approved a realignment of the Special Committee to include only independent directors and it authorized the Special Committee to select an investment banking firm to perform a valuation analysis of FIC. The Special Committee interviewed four firms and selected Salomon Smith Barney.

Salomon  has  been  directed  to  review  a  number  of  alternatives  including continuing implementation of the business plan of the new management, consideration of the Pillar proposal, the sale, merger, or consolidation of the Company, and any other alternatives that Salomon believes should be considered. There can be no assurance that the process will result in a transaction.

"Normally, we would not make an announcement of the hiring of an investment banker until their work is finished. However, we thought it was prudent to go ahead and make this announcement as Salomon continues its evaluation," said Eugene E. Payne, President, CEO and Chairman of the Board.

The information in this release relating to the Company's operations and financial results, future business developments, and contingencies and uncertainties constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995.

Financial Industries Corporation (FIC), through its various subsidiaries, markets and underwrites individual life insurance and annuity products. For more information on FIC, go to http://www.ficgroup.com on the Internet.

For  more  information  contact:   Bob  Bender,   Corporate  Relations  Officer,
512-404-5080, bbender@ficgroup.com





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